Exhibit 99.1

         The Mortgage Loans consist of 91 non-conforming, fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans") with an aggregate Principal Balance of approximately $14,933,873 as of the Subsequent Cut-off Date and 494 non-conforming, adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") with an aggregate Principal Balance of approximately $156,374,919 as of the Subsequent Cut-off Date.

         Approximately 85.35% of the Mortgage Loans provide for payment by the borrower of a prepayment charge in limited circumstances on certain prepayments.

         The Mortgage Loans have original terms to maturity ranging from 15 years to 30 years.

         Approximately 22.44% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination in excess of 80%. Approximately 2.66% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination greater than 90% but no Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratio, in the case of any second lien Mortgage Loan) at origination greater than 95.00%.

         Approximately 2.53% of the Mortgage Loans are secured by second liens on the related Mortgaged Property.

         There are 50 Mortgage Loans (representing approximately 5.16% of the Pool Balance) that are balloon payment mortgage loans (each, a "Balloon Loan"). The monthly payment for each Balloon Loan amortizes over 360 months, but the final payment (the "Balloon Payment") is due on the 180th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such Mortgage Loan.

         Generally, the Adjustable Rate Mortgage Loans provide for semi-annual adjustment to the Loan Rate (as defined below) thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years in the case of 84.62% of the Adjustable Rate Mortgage Loans and three years in the case of 13.28% of the Adjustable Rate Mortgage Loans (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Loan Rate on any such Adjustable Rate Mortgage Loan will not increase by more than an amount set forth in the related Mortgage Note, which is not more than 6.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and 1.500% on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Initial Adjustable Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.962% per annum and a weighted average Periodic Rate Cap of approximately 1.003% per annum thereafter. Each Loan Rate on each such Adjustable Rate Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Minimum Loan Rate"). The Adjustable Rate Mortgage Loans that are Delayed First Adjustment Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.993% per annum and a weighted average Periodic Rate Cap of approximately 1.003% per annum thereafter. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin.

         Each Adjustable Rate Mortgage Loan accrues interest at a Loan Rate of not less than 6.850% per annum and not more than 14.900% per annum and as of the Cut-off Date the weighted average Loan Rate of the Adjustable Rate Mortgage Loans was approximately 9.751% per annum. As of the Cut-off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from 4.000% to 8.200%, Minimum Loan Rates ranging from 6.850% per annum to 14.900% per annum and Maximum Loan Rates ranging from 12.850% per annum to 20.900% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.524%, the weighted average Minimum Loan Rate was approximately 9.739% per annum and the weighted average Maximum Loan Rate was approximately 15.748% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable Rate Mortgage Loan occurs in

February 2003 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Mortgage Loans is approximately 24 months.

         Each Fixed Rate Mortgage Loan accrues interest at a rate (each, a "Loan Rate") of not less than 7.350% per annum and not more than 14.900% per annum and as of the Cut-off Date the weighted average Loan Rate of the Fixed Rate Mortgage Loans was approximately 9.995% per annum.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 347 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to November 1998 or after March 2000 or had a remaining term to maturity of less than 165 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is February 2030.

         The average Principal Balance of the Mortgage Loans at origination was approximately $293,181. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $292,836.

         No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $975,000 or less than approximately $19,523. The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                                    CREDIT GRADE FOR THE MORTGAGE LOANS(1)



                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
Credit Grade                      of Mortgage Loans           the Cut off Date               the Cut off Date
------------                      -----------------           ----------------               ----------------
AA............................          241                   $ 76,754,631.79                     44.80%

A.............................          168                     52,070,498.33                     30.40

B.............................          103                     30,777,257.54                     17.97

C.............................           19                      5,922,012.17                      3.46

CC............................           54                      5,784,391.58                      3.38
                                        ---                   ---------------                    ------

      Total...................          585                   $171,308,791.41                    100.00%
                                        ===                   ===============                    ======

--------------------
(1) For a description of each credit grade, see "Option One Mortgage Corporation - Underwriting Standards" herein.

                             CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)



                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
PRINCIPAL BALANCE($)              of Mortgage Loans           the Cut off Date               the Cut off Date
--------------------              -----------------           ----------------               ----------------
19,523 - 25,000................           5                    $    113,127.62                     0.07%
25,001 - 50,000................          31                       1,228,946.80                     0.72
50,001 - 75,000................          34                       2,205,816.11                     1.29
75,001 - 100,000...............          19                       1,640,370.48                     0.96
100,001 - 125,000..............          10                       1,115,760.66                     0.65
125,001 - 150,000..............           7                         935,070.91                     0.55
150,001 - 175,000..............           2                         302,947.75                     0.18
175,001 - 200,000..............           2                         373,194.00                     0.22
225,001 - 250,000..............           3                         731,685.20                     0.43
250,001 - 275,000..............          98                      25,859,559.80                    15.10
275,001 - 300,000..............         103                      29,630,357.24                    17.30
300,001 - 325,000..............          71                      22,280,296.27                    13.01
325,001 - 350,000..............          72                      24,537,992.49                    14.32
350,001 - 375,000..............          22                       7,979,079.74                     4.66
375,001 - 400,000..............          18                       6,935,502.32                     4.05
400,001 - 425,000..............          17                       6,987,912.50                     4.08
425,001 - 450,000..............          22                       9,673,457.12                     5.65
450,001 - 475,000..............           7                       3,264,964.02                     1.91
475,001 - 500,000..............          19                       9,347,371.31                     5.46
500,001 - 525,000..............           1                         519,050.94                     0.30
525,001 - 550,000..............           1                         528,290.58                     0.31
550,001 - 575,000..............           3                       1,692,948.09                     0.99
575,001 - 600,000..............           2                       1,180,102.96                     0.69
600,001 - 625,000..............           3                       1,851,266.83                     1.08
625,001 - 650,000..............           1                         649,550.40                     0.38
675,001 - 700,000..............           1                         699,224.41                     0.41
725,001 - 750,000..............           3                       2,224,240.39                     1.30
750,001 - 775,000..............           2                       1,505,605.76                     0.88
800,001 - 825,000..............           1                         816,179.50                     0.48
825,001 - 850,000..............           1                         839,436.38                     0.49
850,001 - 875,000..............           1                         853,421.14                     0.50
875,001 - 900,000..............           1                         881,575.23                     0.51
925,001 - 950,000..............           1                         949,486.46                     0.55
950,001 - 975,000..............           1                         975,000.00                     0.57
                                        ---                    ---------------                   ------

Total..........................         585                    $171,308,791.41                   100.00%
                                        ===                    ===============                   ======

--------------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $292,836.

                                ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
ORIGINAL TERM (MONTHS)            of Mortgage Loans           the Cut off Date               the Cut off Date
----------------------            -----------------           ----------------               ----------------
180-180.......................            64                   $  9,791,115.37                     5.72%
181-240.......................            11                        782,070.12                     0.46
301-360.......................           510                    160,735,605.92                    93.83
                                         ---                   ---------------                   ------

Total.........................           585                   $171,308,791.41                   100.00%
                                         ===                   ===============                   ======

--------------------
(1) The weighted average Original Term of the Mortgage Loans was approximately 349 months.




                             REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
REMAINING TERM (MONTHS)            of Mortgage Loans          the Cut off Date               the Cut off Date
-----------------------            -----------------          ----------------               ----------------
165-180.......................            64                   $  9,791,115.37                     5.72%
181-240.......................            11                        782,070.12                     0.46
301-360.......................           510                    160,735,605.92                    93.83
                                         ---                   ---------------                   ------

Total.........................           585                   $171,308,791.41                   100.00%
                                         ===                   ===============                   ======

--------------------
(1) The weighted average Remaining Term of the Mortgage Loans was approximately 347 months.

                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
PROPERTY TYPE                     of Mortgage Loans           the Cut off Date               the Cut off Date
-------------                     -----------------           ----------------               ----------------
Single Family Detached........           448                  $128,618,276.73                     75.08%
PUD Detached (1)..............            88                    29,001,563.83                     16.93
Condo Low-Rise Attached.......            21                     6,446,922.91                      3.76
2-4 Units Detached............            17                     4,287,289.01                      2.50
PUD Attached..................             6                     1,305,956.67                      0.76
2-4 Units Attached............             3                     1,037,290.37                      0.61
Single Family Attached........             1                       306,263.00                      0.18
Condo High-Rise Attached......             1                       305,228.89                      0.18

Total.........................           585                  $171,308,791.41                    100.00%
                                         ===                  ===============                    ======

--------------------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.



                                     OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                                              % of Aggregate
                                                             Principal Balance               Principal Balance
                                       Number                Outstanding as of               Outstanding as of
ORIGINAL TERM (MONTHS)            of Mortgage Loans           the Cut off Date               the Cut off Date
----------------------            -----------------           ----------------               ----------------
Primary.......................       543                      $163,213,155.68                  95.27%
Second Home...................        13                         4,551,837.41                   2.66
Non-owner.....................        29                         3,543,798.32                   2.07
                                      --                         ------------                   ----

Total.........................       585                      $171,308,791.41                 100.00%
                                     ===                      ===============                 ======
--------------------
(1)      Occupancy as represented by the borrower at the time of origination.



                                           PURPOSE OF THE MORTGAGE LOANS


                                                                                      % OF AGGREGATE
                                                       PRINCIPAL BALANCE             PRINCIPAL BALANCE
                               NUMBER                  OUTSTANDING AS OF              OUTSTANDING AS OF
PURPOSE                        OF MORTGAGE LOANS       THE CUT-OFF DATE               THE CUT-OFF DATE
-----------------------------  -----------------       ----------------               -----------------
Cash Out Refinance............        334              $ 93,540,362.18                    54.60%
Purchase......................        177                56,696,257.38                    33.10
Rate/Term Refinance...........         74                21,072,171.85                    12.30
                                       --                -------------                    -----

Total.........................        585              $171,308,791.41                   100.00%
                                      ===              ===============                   ======



                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)(3)



                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
    ORIGINAL LOAN-TO-VALUE             NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
          RATIO (%)               OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
----------------------------      ---------------------      -----------------        -------------------
35.37-40.00...................          3                     $ 1,083,994.64                  0.63%
40.01-45.00...................          3                         919,318.39                  0.54
45.01-50.00...................          6                       1,869,370.81                  1.09
50.01-55.00...................         11                       2,521,842.94                  1.47
55.01-60.00...................         10                       2,335,158.55                  1.36
60.01-65.00...................         50                      11,463,308.84                  6.69
65.01-70.00...................         59                      20,396,388.81                 11.91
70.01-75.00...................         85                      23,901,029.14                 13.95
75.01-80.00...................        230                      68,382,872.65                 39.92
80.01-85.00...................         26                       6,728,713.99                  3.93
85.01-90.00...................         87                      27,152,270.20                 15.85
90.01-95.00...................         15                       4,554,522.45                  2.66
                                       --                      -------------                 -----

Total.........................        585                    $171,308,791.41                 100.00%
                                      ===                    ===============                 ======

------------------

(1) THE WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WAS APPROXIMATELY 77.20%.
(2) FOR A DESCRIPTION OF THE DETERMINATION OF LOAN-TO-VALUE RATIO BY THE MASTER SERVICER SEE "OPTION ONE MORTGAGE CORPORATION - UNDERWRITING STANDARDS" HEREIN.
(3) REFERENCES TO LOAN-TO-VALUE RATIOS ARE REFERENCES TO COMBINED LOAN-TO-VALUE RATIOS WITH RESPECT TO SECOND LIEN MORTGAGE LOANS.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)



                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
          LOCATION                OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

Arizona.......................            8                   $  2,305,462.90                 1.35%
California....................          209                     62,755,686.72                36.63
Colorado......................           22                      7,378,967.02                 4.31
Connecticut...................           23                      6,888,237.96                 4.02
Delaware......................            1                        269,602.62                 0.16
District of Columbia..........            5                      1,295,418.42                 0.76
Florida.......................           22                      6,066,740.82                 3.54
Georgia.......................           10                      2,691,901.80                 1.57
Illinois......................           29                      7,820,073.96                 4.56
Indiana.......................            2                        143,939.03                 0.08
Iowa..........................            2                         87,233.57                 0.05
Kentucky......................            1                         91,918.45                 0.05
Maine.........................            1                        399,417.44                 0.23
Maryland......................           15                      5,066,796.51                 2.96
Massachusetts.................           33                     10,849,226.77                 6.33
Michigan......................           18                      3,871,553.96                 2.26
Minnesota.....................            7                      2,063,017.37                 1.20
Mississippi...................            1                        478,982.91                 0.28
Missouri......................            2                      1,191,024.79                 0.70
Nevada........................            5                      2,045,636.32                 1.19
New Hampshire.................            1                        324,813.01                 0.19
New Jersey....................           25                      7,959,393.60                 4.65
New Mexico....................            2                        311,968.59                 0.18
New York......................           39                     11,710,517.27                 6.84
North Carolina................            2                        453,347.62                 0.26
Ohio..........................            7                      1,955,564.23                 1.14
Oregon........................            5                      1,143,420.52                 0.67
Pennsylvania..................           12                      3,324,436.32                 1.94
Tennessee.....................            1                        276,000.00                 0.16
Texas.........................           21                      6,501,771.53                 3.80
Utah..........................            5                        894,363.54                 0.52
Vermont.......................            1                        105,196.16                 0.06
Virginia......................           19                      5,195,114.35                 3.03
Washington....................           25                      6,732,801.18                 3.93
Wisconsin.....................            4                        659,244.15                 0.38
                                          -                        ----------                 ----

Total                                   585                   $171,308,791.41               100.00%
                                        ===                   ===============               ======
-------------------

(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS, BY CUT-OFF DATE PRINCIPAL BALANCE, WAS APPROXIMATELY 1.10% IN THE 92660 ZIP CODE.

                  DOCUMENTATION LEVEL OF THE MORTGAGE LOANS(1)



                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   DOCUMENTATION LEVEL            OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------


Full Documentation...............        364                     $110,521,191.91              64.52%
Stated Income Documentation......        205                       55,503,954.60              32.40
Lite Documentation...............         16                        5,283,644.90               3.08
                                          --                        ------------               ----

Total............................        585                     $171,308,791.41             100.00%
                                         ===                     ===============             =======
--------------------

(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.




                 LOAN RATES OF THE FIXED RATE MORTGAGE LOANS(1)



                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   CURRENT LOAN RATE (%)          OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

7.35-8.00.....................         3                     $ 2,020,615.88                 13.53%
8.01-9.00.....................         8                       3,358,377.77                  22.49
9.01-10.00....................        10                       3,182,520.62                  21.31
10.01-11.00...................        20                       2,037,465.58                  13.64
11.01-12.00...................        32                       3,283,442.92                  21.99
12.01-13.00...................        12                         834,156.31                   5.59
13.01-14.00...................         4                         138,835.78                   0.93
14.01-14.90...................         2                          78,457.65                   0.53
                                       -                          ---------                   ----

Total.........................        91                      $14,933,872.51                100.00%
                                      ==                      ==============                =======

------------------
(1) The weighted average Loan Rate of the Fixed Rate Mortgage Loans as of the Cut-off Date was approximately 9.995% per annum.

           CURRENT LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)




                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   CURRENT LOAN RATE (%)          OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

6.85-7.00.....................              1                  $    264,788.65                   0.17%
7.01-8.00.....................             26                    10,512,470.57                   6.72
8.01-9.00.....................            112                    38,279,832.61                  24.48
9.01-10.00....................            158                    52,989,987.79                  33.89
10.01-11.00...................            119                    37,124,178.26                  23.74
11.01-12.00...................             40                    11,341,851.47                   7.25
12.01-13.00...................             22                     4,622,883.17                   2.96
13.01-14.00...................              8                       926,412.42                   0.59
14.01-14.90...................              8                       312,513.96                   0.20
                                            -                       ----------                   ----

Total.........................            494                  $156,374,918.90                 100.00%
                                          ===                  ===============                 ======

------------------
(1) The weighted average Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 9.751% per annum.




           MAXIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)




                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   MAXIMUM LOAN RATE (%)          OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

12.85-13.00.....................              1                 $    264,788.65               0.17%
13.01-14.00.....................             26                   10,512,470.57               6.72
14.01-15.00.....................            113                   38,698,513.65              24.75
15.01-16.00.....................            158                   53,011,181.30              33.90
16.01-17.00.....................            118                   36,684,303.71              23.46
17.01-18.00.....................             39                   11,022,187.96               7.05
18.01-19.00.....................             23                    4,942,546.68               3.16
19.01-20.00.....................              8                      926,412.42               0.59
20.01-20.90.....................              8                      312,513.96               0.20
                                              -                      ----------               ----
Total...........................            494                 $156,374,918.90             100.00%
                                            ===                 ===============             ======

------------------
(1) The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 15.748% per annum.

           MINIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)



                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   MINIMUM LOAN RATE (%)          OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

6.85 -7.00....................        1                     $    264,788.65                   0.17%
7.01-8.00.....................       26                       10,512,470.57                   6.72
8.01-9.00.....................      115                       39,363,928.32                  25.17
9.01-10.00....................      157                       52,845,766.63                  33.79
10.01-11.00...................      117                       36,184,303.71                  23.14
11.01-12.00...................       40                       11,341,851.47                   7.25
12.01-13.00...................       22                        4,622,883.17                   2.96
13.01-14.00...................        8                          926,412.42                   0.59
14.01-14.90...................        8                          312,513.96                   0.20
                                      -                          ----------                   ----

Total.........................      494                     $156,374,918.90                  100.00%
                                    ===                     ===============                  ======

--------------------

(1) The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 9.739% per annum.




             GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)




                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
   GROSS MARGINS (%)              OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

4.00-5.00.....................       62                      $ 24,387,980.79                15.60%
5.01-8.20.....................      432                       131,986,938.11                84.40
                                    ---                       --------------                -----

Total.........................      494                      $156,374,918.90               100.00%
                                    ===                      ===============               =======

------------------
(1) The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 5.524%.

      NEXT INTEREST ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS




                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
 RATE ADJUSTMENT DATE             OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-------------------------         -----------------          -----------------        -------------------

03/01/00......................               1                   $   323,099.86                   0.21%
04/01/00......................               1                       301,068.74                   0.19
05/01/00......................               3                     1,272,861.18                   0.81
06/01/00......................               2                       773,157.64                   0.49
07/01/00......................               1                       309,769.48                   0.20
08/01/00......................               1                       310,938.07                   0.20
10/01/00......................               1                       235,645.17                   0.15
04/01/01......................               1                        25,510.25                   0.02
06/01/01......................               5                       465,350.70                   0.30
07/01/01......................               1                       267,489.32                   0.17
08/01/01......................               5                     1,042,850.32                   0.67
09/01/01......................               7                     1,899,307.79                   1.21
10/01/01......................              15                     1,804,124.78                   1.15
11/01/01......................              80                    23,961,655.64                  15.32
12/01/01......................             124                    41,199,600.93                  26.35
01/01/02......................             130                    43,730,108.75                  27.96
02/01/02......................              52                    17,692,591.00                  11.31
04/01/02......................               3                       356,292.06                   0.23
08/01/02......................               1                       305,228.89                   0.20
10/01/02......................               2                       454,027.17                   0.29
11/01/02......................              10                     3,424,751.94                   2.19
12/01/02......................               8                     2,411,523.57                   1.54
01/01/03......................              20                     7,066,303.65                   4.52
02/01/03......................              20                     6,741,662.00                   4.31
                                            --                     ------------                   ----
Total.........................             494                  $156,374,918.90                 100.00%
                                           ===                  ===============                 ======


       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)




                                                                                        % OF AGGREGATE
                                                             PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF        OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     OF MORTGAGE LOANS           THE CUT OFF DATE         THE CUT-OFF-DATE
-----------------------------     -----------------          -----------------        -------------------

1.00...............................   9                      $  3,457,908.34                 2.21%
3.00...............................   484                     152,584,023.93                97.58
6.00...............................   1                           332,986.63                 0.21
                                      -                           ----------                 ----

Total..............................   494                    $156,374,918.90                100.00%
                                      ===                    ===============                ======


------------------
(1)   Relates solely to initial rate adjustments.